Selling, general and administrative expenses	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Selling, general and administrative expenses
2.3 Selling, general and administrative expenses

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2026	2025	2026	2025

Distribution expenses	(84.7)	(85.3)	(167.9)	(164.9)
Selling expenses	(81.1)	(60.8)	(151.6)	(121.5)
Marketing expenses	(118.8)	(89.7)	(228.0)	(170.5)
Share-based compensation	(12.2)	(10.9)	(33.5)	(25.5)
General and administrative expenses	(139.5)	(121.3)	(272.2)	(243.9)
Selling, general and administrative expenses	(436.3)	(368.0)	(853.2)	(726.3)

The overall increase in selling expenses during the three and six-month comparative periods is driven by additional expenses incurred as a result of our expanding retail footprint, primarily due to retail store-related personnel costs and depreciation. The overall increase in marketing expenses was primarily driven by selective reinvestment of operational efficiency gains into meaningful brand building initiatives, including in digital environments and innovation activations, as well as a shift in the timing of our marketing campaigns. The decrease in distribution expenses as a percentage of net sales was primarily due to lower delivery and warehousing costs resulting from operational efficiency gains. The decrease in general and administrative expenses as a percentage of net sales was primarily due to strong net sales growth.
In the six-month period ended June 30, 2026, selling, general and administrative expenses include depreciation and amortization of non-current assets in the amount of CHF 64.7 million (six-month period ended June 30, 2025: CHF 55.6 million). In addition, depreciation charges for production tools in the amount of CHF 7.2 million (six-month period ended June 30, 2025: CHF 5.1 million) are reported in cost of sales.
Total personnel expenses, excluding any costs related to share-based compensation, amount to CHF 215.1 million in the six-month period ended June 30, 2026 and CHF 182.0 million in the six-month period ended June 30, 2025. Of these amounts, CHF 209.3 million and CHF 178.8 million, respectively, were recorded within selling, general and administrative expenses, and CHF 5.8 million and CHF 3.3 million, respectively, were recorded within cost of sales line.